AmericaFirst Seasonal Trends Fund

Class A: [ticker]  Class U: [ticker]  Class I: [ticker]

PROSPECTUS

OCTOBER 31, 2013

This Prospectus provides important information about the Funds that you should know before investing.  Please read it carefully and keep it for future reference.

The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	2
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	5
HOW TO BUY SHARES	8
HOW TO REDEEM SHARES	14
DISTRIBUTION PLANS	16
VALUING FUND ASSETS	16
DIVIDENDS, DISTRIBUTIONS AND TAXES	17
MANAGEMENT	18
FINANCIAL HIGHLIGHTS	19
PRIVACY NOTICE	20
FOR MORE INFORMATION	back cover

FUND SUMMARY – AMERICAFIRST SEASONAL TRENDS FUND

Investment Objective: The Fund seeks to achieve capital appreciation with a focus on producing positive returns regardless of the direction of the financial markets.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A and Class U shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Buy  Shares on page [_] of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class U	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	2.50%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	1.00%	1.00%	None
Redemption Fee (as a % of amount redeemed, if sold within 90 days)	1.00%	1.00%	1.00%
Wire Transfer Fee	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	0.50%	1.00%	0.00%
Other Expenses [1]	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	2.30%	2.80%	1.80%

1 Other Expenses are estimated for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Class A	$721	$1,182
Class U	$526	$1,096
Class I	$183	$566

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of domestically-traded equity and fixed-income securities.  Equity securities include common stock, preferred stock and convertible preferred stock.  The Advisor selects equities it believes are relatively undervalued by applying quantitative modeling techniques that use numerous factors including (but not limited to) dividend yield, price momentum, trading volume, operating earnings yield, and price as compared to simple and exponential moving averages.  The Fund may also sell short equity securities from any industry in an attempt to reduce volatility and risk in unfavorable market conditions.  In selecting short positions, the Advisor’s quantitative models considers such variables including, but not limited to, poor relative price momentum, poor technical indicators and poor fundamentals.  The Fund will invest in securities regardless of market capitalization.  With regard to fixed income securities, the Fund may invest in fixed income securities regardless of maturity or credit rating including High Yield Bonds (commonly called “junk bonds”), Investment Grade Bonds and US Treasury Securities.

The Fund's investment advisor, AmericaFirst Capital Management, LLC (the “Advisor”) employs a “Seasonal Trends” strategy to allocate assets between equity and fixed income securities.  This strategy is based on the Advisor’s study of seasonal price patterns in asset classes over various time periods.  Pursuant to one of the central tenets of this Seasonal Strategy, the Advisor anticipates rebalancing Fund holdings to reduce equity exposure in May and increasing it in November.  This element of the Seasonal Trends strategy is commonly referred to as the “sell in May and walk away” tactic.  Additionally, the Fund may sell equities short when the Advisor's proprietary quantitative analysis indicates that equities may be unattractive based on technical indicators and the Fund has an opportunity to achieve positive returns from shorting securities.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund.

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Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.

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Fixed Income Risk. When the Fund invests in fixed income securities the value of your investment in the Fund will fluctuate with changes in interest rates.  Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

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High-Yield Risk.  High-yield, high-risk securities, commonly called “junk bonds,” are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower-quality securities will involve greater risk of principal and income that higher-quality securities.

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Interest Rate Risk.  Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.

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Limited History of Operations. The Fund is a new mutual fund and has a limited history of operations.  Therefore, the Advisor has a very limited track record managing this Fund that can be used by investors.

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Liquidity Risk.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

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Management Risk.  The portfolio manager's judgments about the Seasonal Trends strategy as well as the attractiveness, value and potential appreciation of particular asset classes, sectors, or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager's judgment will produce the desired results

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Preferred Stock Risk.  The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock.  Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

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Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund's portfolio.

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Short Selling Risk.  If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

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Small and Medium (Mid) Capitalization Stock Risk.  The earnings and prospects of small and mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

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Stock Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

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Stock Value Risk.  Stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth.

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Turnover Risk.  Because the Fund will rebalance its holdings, the Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund's performance and may produce increased taxable distributions.

Advisor: AmericaFirst Capital Management, LLC is the Fund's investment advisor.

Portfolio Manager:  Rick Gonsalves, the co-founder and managing Member of the Advisor, has served as the Fund's Portfolio Manager since it commenced operations in 2013.

Purchase and Sale of Fund Shares:  For Class A and Class U shares, the minimum initial investment in the Fund is $1,000 for a regular account, $1,000 for an IRA account, or $100 for an automatic investment plan account.  For Class I shares, the minimum initial investment is $1,000,000.  The minimum subsequent investment in the Funds is $50.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone or through a financial intermediary and will be paid by check of wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through an individual retirement account or a tax-exempt plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

The Fund seeks to achieve capital appreciation with a focus on producing positive returns regardless of the direction of the financial markets.  The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change the Fund's investment objective, shareholders will be given 60 days' advance notice.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of domestically-traded equity and fixed-income securities.  Equity securities include common stock, preferred stock and convertible preferred stock.  The Advisor selects equities it believes are relatively undervalued by applying quantitative modeling techniques that use numerous factors including (but not limited to) dividend yield, price momentum, trading volume, operating earnings yield, and price as compared to simple and exponential moving averages.  The Fund may also sell short equity securities from any industry in an attempt to reduce volatility and risk in unfavorable market conditions.  In selecting short positions, the Advisor’s quantitative models considers such variables including, but not limited to, poor relative price momentum, poor technical indicators and poor fundamentals.  The Fund will invest in securities regardless of market capitalization.  With regard to fixed income securities, the Fund may invest in fixed income securities regardless of maturity or credit rating including High Yield Bonds (commonly called “junk bonds”), Investment Grade Bonds and US Treasury Securities.

The Fund's main investment strategies described in this prospectus are the strategies that the Advisor believes are most likely to be important in trying to achieve the Fund's investment objective.  You should note, however, that the Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Fund's Statement of Additional Information (“SAI”).  For a copy of the SAI please call toll free at 877-217-8363 or visit the Fund's website at www.afcm-quant.com.

The name “Seasonal Trends” refers to the Advisor's use of strategy techniques based on its study of seasonal price patterns in asset classes over various time periods.  The Advisor's research indicates that seasonal patterns in securities prices are anchored in calender-based economic and psychological processes such as yearly taxation milestones, interest and bonus payments, quarterly earnings season announcements, reporting period window-dressing on the part of certain investment managers, index-rebalancing periods and other factors.  Pursuant to one of the central tenets of this Seasonal Strategy, the Advisor anticipates rebalancing Fund holdings to reduce equity exposure in May and increasing it in November.  This element of the Seasonal Trends strategy is commonly referred to as a “sell in May and walk away” tactic.  The Fund may also sell short equity securities from any industry in an attempt to reduce volatility and risk in unfavorable market conditions.  In selecting short positions, the Advisor’s quantitative models considers such variables including, but not limited to, poor relative price momentum, poor technical indicators and poor fundamentals.  Additionally, the Fund may sell equities short when the Advisor's proprietary quantitative analysis indicates that equities may be unattractive based on technical indicators and the Fund has an opportunity to achieve positive returns from shorting securities.

PRINCIPAL INVESTMENT RISKS

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund.  An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Also, an investment in the Fund is not a complete investment program.

These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.  The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Fund’s Fund Summary section of the Prospectus.

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Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.  The Fund may invest in “junk bonds,” which the Fund defines as those rated below Baa3 by Moody’s or equivalently by another Nationally Recognized Statistical Rating Organization, or determined by the Advisor to be of similar quality.  Such securities are speculative investments that carry greater risks than higher quality debt securities.

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Fixed Income Risk. When a Fund invests in Acquired Funds that own bonds, in fixed income securities directly or in equity securities that may convert to a fixed income security, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and bond funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than the market price of shorter-term securities.  Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.  In addition, a Fund may invest in what are sometimes referred to as “junk bonds.” Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

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High-Yield Risk.  High-yield, high-risk securities, commonly called “junk bonds,” are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower-quality securities will involve greater risk of principal and income that higher-quality securities, including the possibility of default or bankruptcy of the issuers of the security.  Like other fixed-income securities, the value of high-yield securities will also fluctuate as interest rates change.

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Interest Rate Risk.  Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.

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Limited History of Operations:  The Fund has a limited history of operation.  Mutual funds and their advisors are subject to restrictions and limitations imposed by the 1940 Act and the Internal Revenue Code that do not apply to an advisor’s management of individual and institutional accounts.

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Liquidity Risk.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

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Management Risk.  The Advisor’s use of the Seasonal Trends strategy and the portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

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Preferred Stock Risk.  The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock.  Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.  Preferred stock prices tend to move more slowly upwards than common stock prices.

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Security Risk.  The value of the Funds may decrease in response to the activities and financial prospects of an individual security in a Fund’s portfolio.

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Short Selling Risk. If a security that is sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and may be forced to borrow the specified securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

The Fund also may be required to pay a commission and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the commission, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover any short sale obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

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Small and Medium (Mid) Capitalization Stock Risk.  To the extent the Fund invests in the stocks of small and mid-sized companies, the Fund may be subject to additional risks.  The earnings and prospects of these companies are more volatile than larger companies.  These companies may experience higher failure rates than larger companies.  Small- and mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Small- and mid-sized companies may have limited markets, product lines or financial resources and may lack management experience.  In addition, stocks of small and mid-capitalization companies generally are less liquid than those of larger companies.  This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

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Stock Market Risk.  Overall stock market risks may also affect the value of the Funds.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

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Stock Value Risk.  Stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the manager misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing only stocks of a particular market cap, industry or investment strategy).

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Turnover Risk.  Because the Fund will rebalance its holdings, the Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Portfolio Holdings Disclosure Policies

A description of the Fund’s policies regarding disclosure of the securities in the Fund’s portfolio is found in the Statement of Additional Information and on the Fund’s website at www.afcm-quant.com.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day.  This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

The Fund calculates net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open.  The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”).  The Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

Purchase orders received in “proper form” by the Fund’s transfer agent before the close of trading on the NYSE will be processed at the NAV next calculated after your order is received.  On occasion, the NYSE closes before 4:00 p.m. ET.  When that happens, purchase orders received after the NYSE closes will be processed the following business day.  To be in “proper form,” the purchase order must include:

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Fund name and account number;

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Account name(s) and address;

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The dollar amount or number of shares you wish to purchase.

Multiple Classes

The Fund offers multiple classes of shares. Each Class of shares has a different distribution arrangement and expenses to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares.  Not all share classes may be available for purchase in all states.

Class A Shares

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge.  You may qualify for a reduced sales charge, or the sales charge may be waived, as described below.  The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions.  Class A shares are subject to a 12b-1 fee which is lower than the 12b-1 fee for the Class U shares.  The up-front Class A sales charge and the commissions paid to dealers are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price(1)	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $100,000	5.00%	5.26%	4.50%
$100,000 but less than $250,000	4.00%	4.17%	3.50%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 and above (2)	0.00%	0.00%	0.00%

(1) Offering price includes the front-end sales load.  The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

(2) In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% CDSC may be assessed on shares redeemed less than 12 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Class U Shares

You can buy Class U shares at the public offering price, which is the NAV plus an up-front sales charge.  You may qualify for a reduced sales charge, or the sales charge may be waived, as described below.  The up-front sales charge also does not apply to Class U shares acquired through reinvestment of dividends and capital gains distributions. Class U shares are subject to an annual 12b-1 fee of 1.00%, payable to the Advisor or selected dealers. Because Class U shares pay a higher 12b-1 fee than Class A shares, Class U shares have higher ongoing expenses than Class A shares. The up-front Class U sales charge and the commissions paid to dealers are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price(1)	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $100,000	2.50%	2.56%	2.25%
$100,000 but less than $250,000	2.00%	2.04%	1.75%
$250,000 but less than $500,000	1.50%	1.52%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.75%
$1,000,000 and above (2)	0.00%	0.00%	0.00%

(1) Offering price includes the front-end sales load.  The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

(2) In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% CDSC may be assessed on shares redeemed less than 12 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A and Class U shares.

Class A and Class U Sales Charge Reductions

Reduced sales charges are available to shareholders with investments of $100,000 or more.  In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent:  An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in the Fund, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent.  However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation:  You may add the current value of all of your existing Fund shares of the same class to determine the front-end sales charge to be applied to your current Class A or Class U purchase.  Only balances currently held entirely in the Fund or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A or Class U sales charge.  You may include the value of the Fund’s investments held by the members of your immediately family, including the value of the Fund’s investments held by you or them in individual retirement plans, such as individual retirement accounts (“IRAs”), provided such balances are also currently held entirely in the Fund or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase.  The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater.  The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV.  If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current broker-dealer.

Investments of $1 Million or More:  With respect to Class A and Class U shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A or Class U shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed less than 12 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).  The CDSC for these Class A and Class U shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.  For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month.  To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Class A and Class U Sales Charge Waivers: The Fund may sell Class A and Class U shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Fund’s Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Fund’s Advisor or its affiliates and certain employee benefit plans for employees of the Fund’s investment; (4) employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension (“SEP”) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the advisors; (5) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients; (6) broker-dealers who have entered into selling agreements with the Fund’s advisor for their own accounts; and (7) participants in no-transaction-fee programs of brokers that have a dealer or shareholder servicing agreement with the Funds.

Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements.  Additional information is available by calling 877-217-8363.  Your financial advisor can also help you prepare any necessary application forms.  You or your financial advisor must notify the Fund at the time of each purchase if you are eligible for any of these programs.  The Fund may modify or discontinue these programs at any time.

Class I Shares

Sales of Class I shares are not subject to a front-end sales charge or an annual 12b-1 fee.  As discussed below, Class I shares have a higher minimum initial investment amount than other share classes.

Opening an Account

You may purchase shares directly through the Fund’s transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares.  If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in the Fund for the first time, please call toll-free 877-217-8363 to request a Shareholder Account Application.  You will need to establish an account before investing.  Be sure to sign up for all the account options that you plan to take advantage of.  For example, if you would like to be able to redeem you shares by telephone, you should select this option on your Shareholder Account Application.  Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Fund’s transfer agent, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

AmericaFirst Quantitative Funds

c/o Gemini Fund Services, LLC

PO Box 541150
Omaha, NE 68154-1150

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.  No cash, credit cards or third party checks will be accepted.  A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons.  If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase.  If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  The Fund (or Fund’s agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Fund.  Your investment in the Fund should be intended to serve as a long-term investment vehicle.  The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.  The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading.  The Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Fund’s transfer agent, at 877-217-8363 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Fund, the custodian and the transfer agent are open for business.  A wire purchase will not be considered made until the wired money and purchase order are received by the Fund.  Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent.  The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you.  We may also ask for other identifying documents or information, and may take additional steps to verify your identity.  We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

For all share classes except for Class I, the minimum initial investment in the Fund is $1,000 for a regular account, $1,000 for an IRA account, or $100 for an automatic investment plan account.  For Class I shares, the minimum initial investment amount is $1,000,000.  The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.  Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution.  To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Automatic Investment Plan

You may open an automatic investment plan account for Class A or Class U shares with a $100 initial purchase and a $100 monthly investment. If you have an existing account that does not include the automatic investment plan, you can contact the Fund’s transfer agent to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $100. The Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Fund at 877-217-8363.

Additional Investments

The minimum subsequent investment in the Fund is $50.  You may purchase additional shares of the Fund by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account.  To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be make.  You may revoke your election to make automatic investments by calling 877-217-8363 or by writing to the Fund at:

AmericaFirst Quantitative Funds

c/o Gemini Fund Services, LLC

PO Box 541150
Omaha, NE 68154-1150

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell to any person.  If your wire does not clear, you will be responsible for any loss incurred by the Fund.  If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred.  You may be prohibited or restricted from making future purchases in the Fund.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on their behalf purchase and sell orders.  The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter.  It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

Frequent Purchases and Redemptions of Fund Shares

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that the Fund significantly invests in small or mid-capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive.  This policy applies uniformly to all Fund shareholders.  Additionally, the Fund assesses a 1% redemption fee for short-term trading of shares sold within 90 days of purchase.  While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.  Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker, to the Fund upon request.  If the Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity.  In addition, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

 HOW TO REDEEM SHARES

You may redeem your shares on any business day.  Redemption orders received in proper order by the Fund’s transfer agent or by a brokerage firm or other financial institution that sells Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s NAV.  Your brokerage firm or financial institution may have an earlier cut-off time.

Shares of the Fund may be redeemed by mail or telephone.  You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee.  A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer.  Any charges for wire redemptions will be deducted from your account by redemption of shares.  If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail.  You may redeem any part of your account in the Fund at no charge by mail.  Your request, in proper form, should be addressed to:

AmericaFirst Quantitative Funds

c/o Gemini Fund Services, LLC

PO Box 541150
Omaha, NE 68154-1150

“Proper form” means your request for redemption must:

•

Include the Fund name and account number;

•

Include the account name(s) and address;

•

State the dollar amount or number of shares you wish to redeem; and

•

Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request.  The Fund may also require that signatures be guaranteed for redemptions of $25,000 or more.  Signature guarantees are for the protection of shareholders.  You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed.  Please call the transfer agent at 877-217-8363 if you have questions.  At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.  The Fund will not make checks payable to any person other than the shareholder(s) of record or a financial intermediary for the benefit of the shareholder(s) or record.

By Telephone.  You may redeem any part of your account in the Fund by calling the transfer agent at 877-217-8363.  You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option.  The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time.

Redemption Fee and CDSC.  The Fund charges a 1% redemption fee on shares sold with 90 days of purchase.  Shareholders in the Funds who purchased $1 million or more Class A or Class U shares and did not pay a front-end sales charge may be assessed a 1.00% CDSC on shares redeemed less than 12 months after the date of their purchase.

The Fund uses a “first in, first out” method for calculating the CDSC.  This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last.  The CDSC is paid to the Advisor to reimburse expenses incurred in providing distribution-related services to the Fund.

The Fund reserves the right to modify or eliminate the CDSC or waivers at any time.  If there is a material change to the Fund’s redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.  The Statement of Additional Information contains further details about the redemption fee and CDSC and the conditions for waiving these fees.

Additional Information.  If you are not certain of the requirements for redemption please call the transfer agent at 877-217-8363.  Redemptions specifying a certain date or share price cannot be accepted and will be returned.  You will be mailed the proceeds on or before the fifth business day following the redemption.  You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.  Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Funds may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time.  You may increase the value of your shares in the Fund to the minimum amount within the 30-day period.  All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

 DISTRIBUTION PLANS

The Fund has adopted distribution and service plans under Rule 12b-1 of the 1940 Act that allow the Fund to pay distribution and/or service fees in connection with the distribution of its Class A and Class U shares and for services provided to shareholders.  Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares

Under the Fund’s Plan related to the Class A Shares, the Fund may incur an annual fee of up to 0.50% of the average daily net assets of the Fund’s Class A Shares for shareholder services and distribution related expenses.  A portion of the distribution and services fees may be paid to your financial advisor for providing ongoing service to you.

Class U Shares

Under the Fund’s Plan related to the Class U Shares, the Fund incurs an annual fee of up to 1.00% of the average daily net assets of the Fund’s Class U Shares.  A portion of the distribution and services fees may be paid to your financial advisor for providing ongoing service to you.

 VALUING FUND ASSETS

The Fund’s assets are generally valued at their market value.  If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Advisor will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculate its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. If a security, such as a small cap security, is so thinly traded that reliable market quotations are unavailable, the Advisor may need to price the security using fair value pricing guidelines.  Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders.  The Fund may use pricing services to determine market value.  The Fund’s NAV is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

 DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund typically distributes substantially all net investment income in the form of dividends and taxable capital gains to shareholders.  These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund.  The Fund expect that its distributions will consist of both capital gains and dividend income.  The Fund will generally make distributions of net realized capital gains (after any reductions for capital loss carry forwards) annually and dividend income distributions quarterly.  Under some circumstances, a quarterly payment may be deemed to be a return of capital.  The Fund will provide a notice to shareholders when such does not consist solely of net income.

Taxes

Unless you are investing in the Fund through an individual retirement account or an tax-exempt plan, you generally will be subject to federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions (whether such dividends or distributions are paid in cash or reinvested in additional shares) and will generally recognize gain or loss upon a redemption or exchange of your shares.

Generally, dividends paid by the Fund from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net capital gains are taxable as long-term capital gains regardless of how long you have held your shares. For taxable years beginning before January 1, 2013, distributions of investment income properly designated by the Fund as derived from “qualified dividend income” will be taxed (subject to certain minimum holding period requirements) at the rates applicable to long-term capital gains for non-corporate investors.  Distributions in excess of the Fund’s earnings and profits will be first treated as a return of a capital to the extent of your basis in your Fund shares and thereafter will be treated as gain from the sale of Fund shares.

The amount of the gain or loss upon a redemption or exchange of your shares is measured by the difference between your adjusted tax basis in the shares redeemed or exchanged and the amount of the proceeds received in exchange for such shares.  Any gain or loss arising from the redemption or exchange of shares generally is a capital gain or loss.  This capital gain or loss normally is treated as a long-term capital gain or loss if you have held your shares for more than one year at the time of such redemption or exchange; otherwise, it generally will be classified as short-term capital gain or loss.  If, however, you receive a capital gain dividend with respect to any share of the Fund, and if the share is sold before you have held it for at least six months, then any loss on the redemption or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

A dividend or distribution made shortly after the purchase of shares of the Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above.  Distributions declared in October, November, or December, payable to shareholders of record in one of those months, and actually paid in January of the following year will be treated as paid on December 31 of the preceding year.

Investments by the Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Investments by the Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.

Because of tax law requirements, you must provide the Fund with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is currently imposed at a rate of 28%.

Early in each calendar year, the Fund or your broker will notify you of the amount and tax status of distributions paid to you for the preceding year.  In addition, for shares acquired after January 1, 2012, the Fund or your broker will notify you of the amount of gain or loss recognized on any redemption or exchange of Fund shares.  For this purposes, you will need to select a cost basis method to be used to calculate your reported gains and losses prior to or at the time of any redemption or exchange. If you do not select a method, a default method will be applied to the transactions.  The Fund’s default method is average cost, but your broker may use an alternative default method.  The cost basis method used on your account could significantly affect your taxes due and should be carefully considered. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

Special tax rules apply to investments in the Fund through an individual retirement account or a tax-exempt plan. You should consult a tax advisor to determine the suitability of the Fund as an investment for such individual retirement account or tax-exempt plan.

The tax considerations described in this section do not apply to non-U.S. investors.  Non-U.S. investors should consult their own tax advisor to discuss the tax consequences of an investment in the Fund by a non-U.S. investor.

The information contained in this prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Fund.  Because each investor’s tax situation is unique, you should consult your tax advisor before investing in the Fund.

 MANAGEMENT

Advisor

AmericaFirst Capital Management, LLC, a California limited liability company located at 8150 Sierra College Blvd., Suite 290, Roseville, CA, serves as advisor to the Fund. The Advisor was formed in January 2007 and has been advising the Fund and other AmericaFirst Quantitative Funds since their inception.  Management of the funds and unit investment trusts is currently the Advisor’s primary business.  Under the terms of the management agreement, the Advisor is responsible for formulating the Fund’s investment policies, making ongoing investment decisions and directing portfolio transactions.

Portfolio Manager

Rick Gonsalves is the co-founder and President of the Advisor.  Mr. Gonsalves co-founded the Advisor in January 2007.  He currently serves as the Advisor’s President and Chief Executive Officer, positions he has held since the Advisor’s inception.  From 2003 to 2008, he operated Renaissance Investment Services (a company that provided services to broker representatives), for which he acted as President and CEO after the business was incorporated in 2005.  He was a registered broker representative of Brecek & Young Advisors, Inc. from January 2007 to December 2007, and WRP Investments, Inc. from September 2005 to December 2006.  Mr. Gonsalves has been the portfolio manager for the Fund since its inception.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed and ownership of securities of the Fund.

Management Fees

The Advisor is entitled to receive fees equal to 1.50% of the average daily net assets of the Fund.  The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; acquired fund expenses and extraordinary expenses) at 2.45% for Class A shares 2.95% for Class U shares and 1.95% for Class I shares through October 31, 2015.  The Advisor (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services for the Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.  A discussion regarding the basis for the Board of Trustees approval of the Investment Advisory Agreement can be found, when available, in the Fund’s most recent annual or semi-annual report to shareholders.

Distributor

Northern Lights Distributors, LLC (the “Distributor”) serves as the distributor for the Fund.  The Distributor is located at 17605 Wright Street, Omaha, Nebraska 68130.  The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares.  Shares of the Fund are offered to the public on a continuous basis.

 FINANCIAL HIGHLIGHTS

Because the Fund has only recently commenced investment operations, no financial highlights are available for the Fund at this time.  In the future, financial highlights will be presented in this section of the Prospectus.

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PRIVACY NOTICE Rev. Jan 2013
FACTS		WHAT DOES AMERICAFIRST QUANTITATIVE FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons AmericaFirst Quantitative Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does AmericaFirst Quantitative Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?		Call 1-877-217-8363

Who we are
Who is providing this notice?	AmericaFirst Quantitative Funds
What we do
How does AmericaFirst Quantitative Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does AmericaFirst Quantitative Funds collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ AmericaFirst Quantitative Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ AmericaFirst Quantitative Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ AmericaFirst Quantitative Funds does not jointly market.

742314.3

FOR MORE INFORMATION

Several additional sources of information are available to you.  The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates.  The annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest annual fiscal year end.

Call the Funds at 877-217-8363 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries. You may also obtain this information from the Fund’s internet site at www.afcm-quant.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C.  Call the SEC at 1-202-551-8090 for room hours and operation.  You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-22669

4

742314.3